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                                                                    Exhibit 23.6


                                     CONSENT

The undersigned hereby consents, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, to his being named as about to become a director of IAT Multimedia, Inc. in such Company's Registration Statement on Form S-4.


                                                 /s/ Lucio De Luca
                                          ------------------------------------
                                                     Lucio De Luca